UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 9, 2008 (April 3, 2008)

KEY ENERGY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-8038 (Commission File Number)	04-2648081 (IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas  77010

(Address of Principal Executive Offices and Zip Code)

713/651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On April 3, 2008, Key Energy Services, LLC, a Texas limited liability company and wholly-owned subsidiary of Key Energy Services, Inc., a Maryland corporation (collectively, “Key”) entered into a Purchase Agreement (the “Purchase Agreement”) with Western Drilling Holdings, Inc., a California corporation, and Fred S. Holmes and Barbara J. Holmes, pursuant to which Key acquired the membership interests of Western Drilling, LLC (“Western”) for approximately $51 million in cash.  Western, which is located in California, provides well service and horizontal drilling services, with all operations conducted in California.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On and effective April 4, 2008, the Board of Directors of the Company (the “Board”) amended the bylaws of the Company to (i) establish, as required under Maryland law, the date for the annual meeting of the stockholders as the third Thursday of June (previously the first Thursday of November) in each year if not a legal holiday, or such other day as shall be determined by the Board, (ii) provide a deadline for the advance notice required for a stockholder to bring a matter before an annual meeting of stockholders and specify the information required to be included in such stockholder’s notice, (iii) provide additional means of delivery of notices of meetings to stockholders, and (iv) provide a deadline for the advance notice required with respect to director nominations by stockholders and specify the information required in such stockholder’s notice.

A copy of the Amendments to the Second Amended and Restated By-laws of Key Energy Services, Inc. is attached to this Current Report on Form 8-K as  Exhibit 3.1 and is hereby incorporated by reference.

 Item 7.01.  Regulation FD Disclosure

On April 3, 2008, the Company issued a press release announcing that it had acquired Western Drilling, LLC, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.  The information contained in this Item 7.01 (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

3.1	Amendments to Second Amended and Restated By-laws of Key Energy Services, Inc. adopted April 4, 2008.

10.1	Purchase Agreement dated April 3, 2008 among Key Energy Services, LLC, Western Drilling Holdings, Inc., and
Fred S. Holmes and Barbara J. Holmes.

99.1	Press release dated April 3, 2008 announcing the acquisition of Western Drilling, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: April 9, 2008	By:	/s/ Newton W. Wilson III
Newton W. Wilson III
Senior Vice President and General
Counsel

Exhibit Index

Exhibit No.	Description

3.1	Amendments to Second Amended and Restated By-laws of Key Energy Services, Inc. adopted April 4, 2008

10.1	Purchase Agreement dated April 3, 2008 among Key Energy Services, LLC, Western Drilling Holdings, Inc., and Fred S. Holmes and Barbara J. Holmes.

99.1	Press release dated April 3, 2008 announcing the acquisition of Western Drilling, LLC.